UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

                                 August 22, 2003
                Date of Report (Date of earliest event reported)

                    MID-AMERICA APARTMENT COMMUNITIES, INC.
               (Exact Name of Registrant as Specified in Charter)

        TENNESSEE                     1-12762                   62-1543819
(State of Incorporation)      (Commission File Number)       (I.R.S. Employer
                                                          Identification Number)

                         6584 POPLAR AVENUE, SUITE 300
                           MEMPHIS, TENNEESSEE 38138
                    (Address of principal executive offices)

                                 (901) 682-6600
              (Registrant's telephone number, including area code)

             (Former name or address, if changed since last report)

ITEM 5. Other Events

On August 22, 2003, the registrant issued a press release announcing the sale of 700,000 shares of its common stock to certain advisory clients of Cohen & Steers Capital Management, Inc. The release is attached as an exhibit to this Current Report.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

    (c) Exhibits

        Exhibit
        Number   Description
        -------  -----------------------------------
        2.1      Purchase Agreement (BRE/MAAC Associates, L.L.C.)
        10.1     Purchase Agreement with Cohen & Steers Capital Management, Inc.
        99.1     Press Release dated August 22, 2003

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            MID-AMERICA APARTMENT COMMUNITIES, INC.

Date:  August 22, 2003      /s/Simon R.C. Wadsworth
                            Simon R.C. Wadsworth
                            Executive Vice President and Chief Financial Officer
                            (Principal Financial and Accounting Officer)